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EXHIBIT 10(a)
                  STOCK PURCHASE AGREEMENT


AGREEMENT  made this 28th day of April, 1998 by  and
between ADINA,  INC.,  located  at  2415  Midway  Road,
Suite   121, Carrollton, Texas  75006 hereinafter referred
to as "ADINA", and FORSAM VENTURE FUNDING, INC. located at 2415 Midway Road, Suite 121, Carrollton, Texas 75006, hereinafter referred to as "FORSAM ".

WHEREAS,  FORSAM   wishes  to tender  its  11,700,000
common shares in Adina, Inc. ("Shares") to Adina in exchange for notes receivables outstanding;

WHEREAS,  ADINA   wishes to reacquire the  11,700,000
common shares in Adina owned by Forsam;

NOW, THEREFORE, in consideration of the mutual covenants and agreements, the said parties hereby agree as follows:


                         I. PURCHASE

1.1  FORSAM  agrees to transfer  to ADINA  11,700,000
Shares in exchange for notes receivables to Adina in the amount of $115,000 ("Notes").

1.02   ADINA  agrees to accept the Shares and transfer
Notes to Forsam.


                        II.  CLOSING

2.01   On  the  Closing  Date set  forth  in  paragraph
2.03 hereof, ADINA agrees to deliver the original Notes executed in favor of FORSAM.

2.02 On the Closing Date set forth in paragraph 2.03 hereof, FORSAM agrees to deliver 11,700,000 Shares duly endorsed and executed so as to be transferable into the name of ADINA;

2.03 Closing shall take place on April 28, 1998 at the offices of ADINA or such other time and place as FORSAM and ADINA may agree.


                 III.  ADINA 'S REPRESENTATIONS

3.01ADINA   hereby  warrants  and  represents  the
following facts, the truth and accuracy of which are conditions precedent to the Closing:


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(a)ADINA   is  not  required  by any  provision  of
federal, state, or local law to take any further action or to seek any governmental approval of any nature prior to the purchase by it of the Shares.

(b)ADINA will provide to the extent available all necessary information to FORSAM to permit the due filing of disclosure documents required of FORSAM.

(c)The representations, warranties, and covenants in this Agreement, in the Exhibits to this Agreement, in the documents and information presented from ADINA to FORSAM do not contain and will not contain any untrue statements of material facts that are necessary to the statements contained in this Agreement, in the Exhibits and in the documents and information furnished to FORSAM which would render them misleading.


(d) ADINA will cancel the Shares so they are not considered outstanding for any purpose.

(e) The notes are current and ADINA has no reason to believe they are not collectible.


                 IV.  FORSAM 'S REPRESENTATIONS
4.01FORSAM hereby warrants and represents the following facts, the truth and accuracy of which are conditions precedent to the Closing:

(a) FORSAM is not prevented by any federal, state, or local law or by any provision of any contract, mortgage, indenture, or other instrument from entering into this Agreement.

(b)FORSAM  will  duly file all required disclosure
documents required by the Federal Securities Laws upon the execution and consummation of this Agreement.

(c)FORSAM   is  the beneficial owner of  at least
11,700,000 Shares and has full and complete legal and equitable title thereto.

(f)There are no liens, pledges, chattel mortgages, or other encumbrances of any kind against the Shares.

(g)There are no undisclosed interests, present or future, in the Shares, nor does FORSAM know of any assertion of such an interest.

(h)There are no provisions of any contract, indenture, or other instrument to which FORSAM is a party or to which the Shares, are subject which would prevent, limit, or condition the sale and transfer of the Shares to ADINA.

(i)The representations, warranties, and covenants in this Agreement, in the Exhibits to this Agreement,in the documents and information presented from FORSAM to ADINA do not contain and will not contain any untrue statements of material facts that are necessary to the
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statements contained in  this Agreement, in the Exhibits and in the documents and information furnished to ADINA which would render them misleading.

                     V.  ADINA 'S COVENANTS

5.01ADINA  hereby covenants as follows:

(a)On the Closing Date, ADINA shall deliver to FORSAM the original Notes endorsed over to FORSAM.

(b)From the date hereof, ADINA will not assign or grant any interest or agree to assign or grant any interest in this Agreement without the prior written consent of FORSAM .


                    VI.  FORSAM 'S COVENANTS

6.01  (a)FORSAM   will not assign or grant  any  interest
or agree to assign or grant any interest in this Agreement or the Shares without the prior written consent of FORSAM .


(B) At Closing, FORSAM covenants that it will provide the Shares properly endorsed and duly executed as required to transfer the shares into the name of ADINA .

                 VII.  CONDITIONS OF CLOSING

It is a condition to Closing that:

7.01 ADINA




(a)  ADINA   shall  deliver  to  FORSAM  the  original
Notes endorsed to FORSAM.


(b) ADINA  has obtained all required corporate approvals.


(c) ADINA will file all required documents pursuant to the Federal Securities Law and obtained all required approvals.


7.02FORSAM


(a)FORSAM shall deliver to ADINA a certificate dated as of the Closing Date that all the representations of FORSAM remain true and correct without change and that FORSAM has complied with all covenants.


(b)FORSAM will file all required documents pursuant to the Federal Securities Law and obtained all required approvals.


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(c)FORSAM  has obtained all required corporate approvals.


(d)FORSAM shall deliver the Shares properly endorsed so as to transfer them into the name of ADINA.


7.03ADINA and FORSAM will furnish to each other such other documents and opinions as may be reasonably requested by each of them to the other.


                      VIII.  MISCELLANEOUS
8.01It  is understood and agreed that both parties and
their representatives  (including counsel  and  accountants)
shall keep    confidential   any   information   (unless
readily ascertainable from public or published information or trade sources) obtained from either party concerning the Agreement and this cancellation. In the event of the termination of this Agreement, both parties and their representatives shall promptly return to the other any statements, documents, and other written information obtained from the other party in connection therewith and without retaining copies thereof.

8.02All representations and warranties by FORSAM, and ADINA shall be true and correct as of the Closing Date, shall survive the Closing Date, and shall bind FORSAM, and ADINA and their heirs and assigns as to any breach thereof not disclosed in writing or known to the parties prior to the Closing Date.

8.03Notwithstanding   anything   to   the   contrary
herein contained, if prior approval of the transaction contemplated by this Agreement is required from any local, state, or federal governmental board, commission, or other agency ("Approval"), then ADINA and FORSAM hereby agree to use their best efforts to obtain such Approval as expeditiously as possible, the costs and expenses of which shall be borne by the party whose primary responsibility it is under the law to obtain such approval. It is the intent of the parties hereto that if title to the Shares may not be transferred prior to the granting of this Approval, then title to the Shares shall not pass from ADINA to FORSAM until approval has been obtained.

8.04No remedy conferred by any of the specific provisions
of this Agreement is intended to be exclusive of any other remedy, and each remedy shall be cumulative and shall be in addition to all other remedies given hereunder or now or hereafter existing at law or in equity or by
statute  or otherwise.   The  election of any one  or  more
remedies by FORSAM or ADINA shall not constitute a waiver of the right to pursue other available remedies.

8.05In the event that any part of this Agreement is determined by a court of competent jurisdiction to be unenforceable, the balance of the Agreement shall remain in full force and effect.

8.06This   Agreement  shall  be  interpreted  and
construed according  to  the laws of the State of

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Texas notwithstanding any conflicts of law principles.

8.07This Agreement may be executed in counterparts which when taken together shall constitute one document.

IN WITNESS WHEREOF, this Agreement has been executed by the parties as of the date first written above.


FORSAM VENTURE FUNDING, INC.


By:________________________
     Daniel Wettreich, Chairman
ADINA, INC.


_____________________________
Daniel Wettreich,
President